Exhibit 10.18

WAUSAU PAPER CORP.

2005 DIRECTORS DEFERRED COMPENSATION PLAN

(as amended December 19, 2007)

WAUSAU PAPER CORP.

2005 DIRECTORS DEFERRED COMPENSATION PLAN

1.

Establishment of Plan.  Wausau Paper Corp. (the “Company”) hereby amends the Wausau Paper Corp. 2005 Directors Deferred Compensation Plan on December 16, 2005 (the “Plan”), effective as of January 1, 2005.

2.

Purpose.  The purpose of the Plan is to provide an alternative method of compensating members (the “Directors”) of the Board of Directors of the Company (the “Board”), whether or not they otherwise receive compensation as employees of the Company, in order to aid the Company in attracting and retaining as Directors persons whose abilities, experience, and judgment can contribute to the continued progress of the Company and to provide a mechanism by which the interests of the Directors and the shareholders can be more closely aligned.

3.

Definitions.  As used in this Plan, the following terms shall have the meaning set forth in this paragraph 3:

(a)

“Account” means each account or subaccount established pursuant to section 5(a) to record the Directors Fees deferred by a Participant and the interest or Stock Equivalent Units to be credited on such amounts pursuant to section 5.

(b)

“Beneficiary” means such person or persons, or organization or organizations, as the Participant from time to time may designate by a written designation filed with the Company during the Participant’s life.  Any amounts payable hereunder to a Participant’s Beneficiary shall be paid in such proportions and subject to such trusts, powers, and conditions as the Participant may provide in such designation.  Each such designation, unless otherwise expressly provided therein, may be revoked by the Participant by a written revocation filed with the Company during the Participant’s life.  If more than one such designation shall be filed by a Participant with the Company, the last designation so filed shall control over any revocable designation filed prior to such filing.  To the extent that any amounts payable under this Plan to a Participant’s Beneficiary are not effectively disposed of pursuant to the above provisions of this paragraph 3(a), either because no designation was in effect at the Participant’s death or because a designation in effect at the Participant’s death failed to dispose of such amounts in their entirety, then for purposes of this Plan, the Participant’s “Beneficiary” as to such undisposed of amounts shall be the Participant’s estate.

(c)

A “Change of Control” means the happening of any of the following events:

(1)

The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following:  (i) any acquisition directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (iv) any acquisition pursuant to a transaction which complies with clauses (A), (B), and (C) of subparagraph (3) of this paragraph 3(b), (v) except as provided in subparagraphs (4) and (5) of this paragraph 3(b), any acquisition by any of the Woodson Entities or any of the Smith Entities, or (vi) any increase in the proportionate number of shares of Outstanding Company Common Stock or Outstanding Company Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities by the Company; provided, however, that this clause (vi) shall not apply to any acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities not described in clauses (i), (ii), (iii), (iv), or (v) of this paragraph 3(b)(1) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Company Common Stock or Outstanding Company Voting Securities by reason of share purchases by the Company; or

(2)

A change in the composition of the Board such that the individuals who, as of March 4, 1999, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

(3)

Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or securities of any other entity (a “Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Resulting Corporation”) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company, any Woodson Entity, any Smith Entity, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

(4)

The Woodson Entities acquire beneficial ownership of more than 35% of the Outstanding Company Common Stock or Outstanding Company Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

(5)

The Smith Entities acquire beneficial ownership of more than 35% of the Outstanding Company Common Stock or Outstanding Company Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

(6)

The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this paragraph 3(b), the term “Woodson Entities” shall mean Aytchmonde P. Woodson, Leigh Yawkey Woodson and Alice Richardson Yawkey, members of their respective families and their respective descendants (the “Woodson Family”), heirs or legatees of any of the Woodson Family members, transferees by will, laws of descent or distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by any of Aytchmonde P. Woodson, Leigh Yawkey Woodson, or Alice Richardson Yawkey, whether pursuant to last will or otherwise, any partnership, trust, or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Company (including any beneficiary or trustee, partner, manager or director of any of the foregoing or any other Person serving any such entity in a similar capacity).

For purposes of this paragraph 3(b), the term “Smith Entities” shall mean David B. Smith and Katherine S. Smith, members of their respective families and their respective descendants (the “Smith Family”), heirs or legatees of any of the Smith Family members, transferees by will, laws of descent or distribution or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by either of David B. Smith or Katherine S. Smith, whether pursuant to last will or otherwise, any partnership, trust or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Company (including any beneficiary or trustee, partner, manager or director of any of the foregoing, or any other Person serving any such entity in a similar capacity).

For purposes of this paragraph 3(b), the terms “Affiliate” and “Associate” shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.

(d)

“Code” means the Internal Revenue Code of 1986, as amended, and reference to any section of the Code shall be deemed to include any successor section or sections.  Any reference to a section of the Code shall also be deemed to incorporate any regulation promulgated thereunder.

(e)

“Committee” means the Compensation Committee of the Board.

(f)

“Common Stock” means the common stock, no par value, of the Company.

(g)

“Controlled Group” means the Company and each other member of the controlled group of corporations or other entities under common control to which the Company belongs for purposes of determining whether a separation from service has occurred pursuant to Section 409A of the Code and the regulations promulgated thereunder.

(h)

“Directors Fees” means all of the compensation to which a Director would otherwise become entitled for services to be rendered as a Director.

(i)

“Fair Market Value” of the Common Stock means

(1)

If the principal market for the Common Stock is a national securities exchange, the closing price of the Common Stock on the New York Stock Exchange if the Common Stock is then listed for trading on such exchange, otherwise, the closing price of the Common Stock as reported on the principal exchange on which the Common Stock is then listed for trading.

(2)

If the principal market for the Common Stock is an over-the-counter market, the closing price of the Common Stock reported in the Nasdaq National Stock Market, or if the Common Stock is not then listed for trading in such market, the closing price reported on any other bona fide over-the-counter stock market selected in good faith by the Committee.

(3)

If the date on which Fair Market Value is to be determined is not a business day, or, if there shall be no reported transactions for such date, such determination shall be made on the next preceding business day for which transactions were reported.

(j)

“Fiscal Year” means the fiscal year of the Company as from time to time in effect.

(k)

“Participant” means a Director who has made an election to defer Directors Fees in accordance with paragraph 4 or who has an undistributed balance in his account.

(l)

“Specified Employee” means any employee of the Company or any other member of the Controlled Group who is a “specified employee” as determined pursuant to Code Section 409A.  For purposes of this paragraph (l), the Specified Employee identification date shall be December 31, and the Specified Employee effective date shall be April 1.

(m)

“Termination of Employment” means, with respect to a Director who is an employee, termination of the Director’s employment with the Company and each other member of the Controlled Group.

(n)

“Termination of Service” means the later of (1) the bona fide termination of a Participant’s service as a member of the Board and (2) the Participant’s Termination of Employment.

4.

Right to Defer Directors Fees.

(a)

Each Director may elect before January 1 of each Fiscal Year (each such Fiscal Year a separate “Election Year”) to defer the payment of all or any portion of the Directors Fees to which the Participant would otherwise become entitled for services to be rendered during such Election Year.  An election by a Director to defer Directors Fees pursuant to this subparagraph (a) shall be effective with respect to Directors Fees earned during the Election Year and shall remain in effect only through the last day of the Election Year.

(b)

Despite any other provision of subparagraph (a), if a person becomes a Director during a fiscal year, such Director may elect to defer all or any portion of the Directors Fees earned and payable with respect to the Fiscal Year in which he is elected a Director (the “Initial Election Year”) (1) from and after the date on which he is elected a Director if an election is filed on or before the date of such election, or (2) if no election is filed pursuant to clause (1), on the first day of the first month immediately following the month in such Initial Election Year in which such election is made, if such election has been made within 30 days of the date on which he was elected a Director.  An election by a Director to defer Directors Fees pursuant to this subparagraph (b) shall remain in effect only through the last day of the Initial Election Year.  Any election to defer payment of Directors Fees other than the election of a Director under this paragraph 4(b) with respect to the Initial Election Year shall be governed by the provision of paragraph 4(a).

(c)

Directors Fees deferred by a Participant shall be distributable in accordance with paragraph 9 hereof only after such Participant’s Termination of Service.  Any Directors Fees not subject to an election made in accordance with this paragraph 4 shall be paid to the Director in cash.

5.

Accounting and Elections.

(a)

The Company shall establish one or more subaccounts denominated as the Participant’s Deferred Cash Account and/or Deferred Stock Account.  Each Participant’s Deferred Cash Account or Deferred Stock Account, as the case many be, shall be credited with the Directors Fees deferred by this Participant for a single Election Year and any interest or Stock Equivalent Units credited on such amounts.

(b)

Each Participant shall make an initial election at the time his deferral election is filed with respect to the first Election Year of the Participant pursuant to paragraph 4 to have his deferred Directors Fees allocated to the Deferred Cash Account or the Deferred Stock Account established under his Election Year Account.  At the same time a Participant files an election pursuant to paragraph 4(a) with respect to a subsequent Election Year, the Participant (1) shall elect to have the Directors Fees to be deferred for such Election Year allocated to his Deferred Cash Account or Deferred Stock Account which is established for such Election Year and (2) may elect the proportion by which the cumulative balance of his Accounts as of the last day of the Fiscal Year in which such election is made shall be allocated among one or both of his Deferred Cash Accounts and Deferred Stock Accounts; provided, however, that such proportion shall be applied in a uniform manner to all of such Participant’s Election Year Accounts then maintained under the Plan.  The transfer of a Participant’s Account balance pursuant to an election made under subparagraph (b)(2) shall be made in accordance with the following:

(1)

in the case of a transfer from a Deferred Cash Account into a Deferred Stock Account, that portion of the balance in the Participant’s Deferred Cash Account as of the last day of the Fiscal Year in which the Participant has made an election to transfer his Deferred Cash Balance shall be determined after giving effect to all other adjustments required by this Plan and such portion shall be debited from the Participant’s Deferred Cash Account and credited to his Deferred Stock Account effective as of the first day of the next subsequent Fiscal Year.

(2)

in the case of a transfer from a Deferred Stock Account into a Deferred Cash Account, the number of Stock Equivalent Units in the Participant’s Deferred Stock Account as of the last day of the Fiscal Year to which the Participant has made an election to transfer his Deferred Stock Account shall be determined after giving effect to all other adjustments required by this Plan and such Stock Equivalent Units shall be converted into cash equivalent by multiplying the number of such units by an amount equal to the per share Fair Market Value of the Common Stock on the last day of the Fiscal Year.  Effective as of the first day of the next subsequent Fiscal Year, the Participant’s Deferred Stock Account shall be debited by the number of Stock Equivalent Units so transferred and the Participant’s Deferred Cash Account credited by the amount of cash equivalent so determined.

Any election made by a Participant in accordance with this paragraph 5 shall remain in effect until a new election filed by the Participant becomes effective.  A Participant’s initial election shall be effective as of the date the Director becomes a Participant.  Notwithstanding any other provision of this Plan, an election pursuant to this paragraph 5 which changes the Account to which any balance in such Participant’s Accounts shall be allocated shall not be effective (1) unless, in the case of an election which is not a “Discretionary Transaction” within the meaning of Rule 16b-3(b)(1), as promulgated pursuant to the Exchange Act (a “Discretionary Transaction”), such election has been approved by the Committee prior to the last day of the Fiscal Year in which such election is made or (2) with respect to a Discretionary Transaction, if it is made by a Participant within six months of any immediately preceding election filed by such Participant under this Plan or any other plan of the Company (the “Prior Election”) and (a) the Participant’s election under this Plan will result in a transfer from the Participant’s Deferred Cash Account to the Participant’s Deferred Stock Account and the Prior Election resulted in a disposition of the Company’s equity securities, as defined in Section 16 of the Exchange Act, and any regulations promulgated thereunder (“Equity Securities”), or (b) the Participant’s election under this Plan will result in a transfer to the Participant’s Deferred Cash Account from the Participant’s Deferred Stock Account and the Prior Election resulted in an acquisition of  the Company’s Equity Securities.

(c)

As of each date on which the Company shall make a payment of Directors Fees and a Participant has a deferral election then in effect, there shall be credited to such Participant’s Deferred Cash Account or Deferred Stock Account, as the case may be in accordance with such Participant’s most recent effective election, the Directors Fees otherwise payable to such Participant in cash as of such date.

(d)

Within 90 days of the end of each Fiscal Year in which this Plan is in effect, the Company shall furnish each Participant a statement of the year-end balance in such Participant’s Deferred Cash Account and Deferred Stock Account.

6.

Form for Elections.  The Secretary of the Company shall provide election forms for use by Directors in making an initial election to become a Participant and for making all other elections or designations permitted or required by the Plan.

7.

Deferred Cash Account.  As of the last day of each fiscal quarter, there shall be computed, with respect to each Deferred Cash Account which is then in existence, an amount equal to interest on the average daily balance in such Account during such quarter, computed at a rate per annum equal to the prime rate of interest in The Wall Street Journal on the first day of each calendar quarter.  In the event the prime rate is no longer published in The Wall Street Journal (or in any substitute source as provided for herein), the Committee shall select another published standard by which to determine the prime rate then quoted by the principal banks in the United States and the Committee’s determination in good faith of such rate shall be conclusive and binding on the Company and all Participants.  The amount so determined shall be credited to and become part of the balance of such Account as of the first day of the next fiscal quarter.

8.

Deferred Stock Account.

(a)

As of each date on which the Company shall make a payment of Directors Fees and a Participant has a deferral election then in effect which provides for the deferral of payment of such fees to the Participant’s Deferred Stock Account, the Directors Fees otherwise payable to such Participant in cash as of such date shall be converted into that number of “Stock Equivalent Units” (rounded to the nearest one-ten thousandth of a unit) determined by dividing the amount of such Directors Fees by an amount equal to the per share Fair Market Value of the Common Stock on such date.

(b)

On each date on which a dividend payable in cash or property is paid on the Common Stock, there shall be credited to each Deferred Stock Account such number of additional Stock Equivalent Units as are determined by dividing (1) the amount of the cash or other dividend which would have then been payable on the number of shares of Common Stock equal to the number of Stock Equivalent Units (including fractional shares) then represented in such Account by (2) an amount equal to the per share Fair Market Value of the Common Stock on such date.  If the date on which a dividend is paid on the Common Stock is the same date as of which Directors Fees are to be converted into Stock Equivalent Units, the dividend equivalent to be credited to such Account under this paragraph 8 shall be determined after giving effect to the conversion of the credit balance in such Account into Stock Equivalent Units.

(c)

The number of Stock Equivalent Units credited to a Participant’s Deferred Stock Account shall be adjusted (to the nearest one-ten thousandth of a unit) to reflect any change in the Common Stock resulting from a stock dividend, stock split-up, combination, recapitalization or exchange of shares, or the like.

9.

Distribution of Deferred Amounts.

(a)

Distribution of amounts represented in a Participant’s Deferred Cash Account or a Deferred Stock Account shall be made in accordance with the following:

(1)

Payment of the balance of the Deferred Cash Account and Deferred Stock Account of a Participant whose Termination of Service occurs for a reason other than death and prior to a Change of Control shall be made in a lump sum as of the last day of the fiscal quarter coincident with or immediately subsequent to the Participant’s

Termination of Service if the Participant has not otherwise made an effective election in accordance with the provisions of subparagraph (b).

(2)

In the event a Participant incurs a Termination of Service because of his death or in connection with a Change of Control, payment of the balance of his Deferred Cash Account and Deferred Stock Account shall be made in a lump sum as of the last day of the fiscal quarter coincident with or immediately subsequent to the Participant’s Termination of Service.

(b)

Subject to the provisions of subparagraph (e), at the same time as a Director files an election to participate for an Election Year pursuant to paragraph 4, the Director shall elect the timing and form of distribution of his Account or Accounts established pursuant to paragraph 5 for such Election Year (the Participant’s “Election Year Accounts”) as provided in this subparagraph (b); provided, however, that no election shall be effective unless approved by the Committee prior to the effective date of such election.  Subsequent to a Participant having filed his initial election pursuant to this subparagraph (b), but prior to his Termination of Service, Participant may elect an optional form of distribution of such Election Year Accounts (or change a previous election), but such election shall be effective only if (1) such election, by its terms, will be effective not less than 12 months after the date on which it is received by the Company, (2) such election is made not less than 12 months prior to the date on which distribution of his Accounts was otherwise scheduled to begin, (3) such election defers the distribution of such Accounts to a date which is not less than five years subsequent to the date on which distribution of his Accounts was otherwise scheduled to begin, (4) such election does not result in the acceleration of the distribution of the Participant’s Accounts, and (5) such election is approved by the Committee prior to the date specified in the election as its effective date.  All such elections shall be subject to the automatic distribution provisions of paragraph 9(a)(2), which shall govern the distribution of benefits in the event of Termination of Service which occurs because of death or in connection with a Change of Control.  Subject to the foregoing limitations of this subparagraph (b), a Participant shall elect, with respect to each Election Year Account, that payment of the balance of his Deferred Cash Account and Deferred Stock Account for such Election Year shall be made in installments and:

(1)

the fiscal quarter in which distribution of the Participant’s Election Year Accounts shall begin (but in no event (A) earlier than the Director’s Termination of Service or (B) later than the earlier of (i) the quarter immediately following the quarter in which the Director’s Termination of Service occurs after reaching mandatory retirement age, or (ii) the date five years after the date of the Director’s Termination of Service); and

(2)

the number of fiscal quarters over which such Election Year Accounts shall be distributed to the Participant, which period shall not extend beyond the end of the 40th fiscal quarter following the fiscal quarter in which such distribution begins.

(c)

If installment payments were elected by the Participant pursuant to paragraph 9(b), distributions from the Participant’s Election Year Accounts shall be made in quarterly installments beginning on the first day of the first fiscal quarter following the date on which such Participant’s Termination of Service occurs or each other later fiscal quarter as the Participant may have specified.

(1)

In the case of a Deferred Cash Account with respect to which installment payments were elected, the amount of each quarterly installment shall be determined by dividing the credit balance in such Account as of the distribution date by the number of installments then remaining unpaid.  The credit balance in such Account shall then be reduced by the amount of each distribution out of such Account.

(2)

In the case of a Deferred Stock Account with respect to which installment payments were elected, the amount to be distributed as each quarterly installment shall be determined as follows:  (A) multiply the number of Stock Equivalent Units (including any fraction thereof) then reflected in such Account by the Fair Market Value of the Common Stock on such date; (B) add to the product so determined the amount (if any) which has been credited to such Account but which has not been converted into Stock Equivalent Units; and (C) divide the total so obtained by the number of installments then remaining unpaid.  The number of Stock Equivalent Units represented in a Deferred Stock Account shall be reduced forthwith by that number (rounded to the nearest one-ten thousandth of a unit) determined by dividing the amount of the distribution by the Fair Market Value of the Common Stock taken into account for purposes of clause (A) of the preceding sentence.

(d)

In the event that a Participant dies after receiving payment of some, but less than all, of the entire balance of an Election Year Accounts to which such Participant is entitled under this Plan, the unpaid balance shall be paid in a lump sum to the Participant’s Beneficiary.

(e)

Notwithstanding any other provision of the Plan or any election made or permitted to be made hereunder, no election as to the timing or form, or both, of the distribution of a Participant’s Accounts, and no other distribution otherwise provided for by this Plan, shall be effective or made, as the case may be, if such timing or distribution would cause the Plan to fail to meet the requirements of Code Section 409A and cause the Participant to be subject to the interest and additional tax imposed pursuant to Code Section 409A(a)(1)(B), and any such election or such other provision shall be modified in the operation of the Plan so that the timing or form, or both, as the case may be, corresponds as closely as possible to such election or other provision, but will then comply with the requirements of Code Section 409A so as to preclude the application of Code Section 409A(a)(1)(B); including, if required, the deferral of any distribution for a period of not less than six months following the Termination of Employment of a Participant who was a Specified Employee.

(f)

In the case of a Deferred Cash Account or a Deferred Stock Account with respect to which payment is to be made in a lump sum, the amount of such payment shall be determined as if installment payments had been elected and the lump sum was the last (but only) such payment.

(g)

After a Participant’s Termination of Service occurs, neither such Participant nor his Beneficiary shall have any right to modify in any way the schedule for the distribution of amounts credited to such Participant under this Plan as specified in the last election filed by the Participant.

10.

Incompetency.  If, in the opinion of the Committee, a Participant shall at any time be mentally incompetent, any payment to which such Participant would be entitled under this Plan may, with the approval of the Committee, be paid to the Participant’s legal representative, or to any other person for his benefit.

11.

Miscellaneous.

(a)

This Plan shall be effective upon adoption by the Committee.

(b)

Amounts payable hereunder may not be voluntarily or involuntarily sold or assigned, and shall not be subject to any attachment, levy, or garnishment.

(c)

Participation in this Plan by any person shall not confer upon such person any right to be nominated for re-election to the Board, or to be re-elected to the Board.

(d)

The Company shall not be obligated to reserve or otherwise set aside funds for the payment of its obligations hereunder, and the rights of any Participant under the Plan shall be an unsecured claim against the general assets of the Company.  All amounts due Participants or Beneficiaries under this Plan shall be paid out of the general assets of the Company.

(e)

The Committee shall have all powers necessary to administer this Plan, including all powers of Plan interpretation, of determining eligibility, the effectiveness of elections, and of deciding all other matters relating to the Plan; provided, however, that no Participant shall take part in any discussion of, or vote with respect to, a matter of Plan administration which is personal to him, and not of general applicability to all Participants.  All decisions of the Committee shall be final as to any Participant under this Plan.

(f)

The Committee may amend this Plan in any and all respects at any time, or from time to time, or may terminate this Plan at any time, but any such amendment or termination shall be without prejudice to any Participant’s right to receive amounts previously credited to such Participant under this Plan; and, provided further, that any amendment or termination of the Plan shall not cause any amount otherwise payable hereunder to be accelerated in violation of the requirements of Code Section 409A.